Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2022

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Equity	4

Consolidated Statements of Cash Flows	5-6

Notes to Interim Consolidated Financial Statements	7-11

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2022	2021	2021
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$59,124	$96,481	$83,215
Financial assets at fair value through profit or loss	104,574	94,217	112,096
Rents and other receivables, net	3,180	5,703	5,493
Prepaid expenses and other assets	6,118	5,213	4,575
Due from affiliate	8,240	—	7,039
Restricted cash	3,684	910	2,446
	184,920	202,524	214,864
NON-CURRENT ASSETS
Investment properties	1,531,633	1,620,047	1,524,989
Property plant and equipment - hotels, net	132,779	135,530	133,512
Goodwill	13,534	16,342	13,534
Investment in joint ventures	209,081	214,106	208,879
Restricted cash	34,439	16,461	18,812
	1,921,466	2,002,486	1,899,726
Total assets	$2,106,386	$2,205,010	$2,114,590
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable, net	$161,549	$221,247	$223,350
Debentures, net	—	95,465	—
Accounts payable and accrued liabilities	17,381	17,690	22,666
Due to affiliates	4,058	5,347	2,079
Distribution payable to Owner	8,750	10,608	—
Other liabilities	33,974	21,566	25,756
Lease obligation	360	360	360
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	15,233	15,233
	241,305	387,516	289,444

LONG-TERM LIABILITIES
Notes payable, net	568,162	642,094	516,826
Debentures, net	252,218	166,221	258,773
Lease obligation	9,021	8,938	9,000
Rental security deposits	6,784	5,782	5,895
	836,185	823,035	790,494
Total liabilities	1,077,490	1,210,551	1,079,938
EQUITY
Owner's net equity	1,001,352	959,482	1,008,076
Non-controlling interests	27,544	34,977	26,576
Total equity	1,028,896	994,459	1,034,652
Total liabilities and equity	$2,106,386	$2,205,010	$2,114,590

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31,		Year ended December 31,
	2022	2021	2021
	Unaudited		Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$26,959	$30,175	$115,037
Tenant reimbursements	3,169	3,270	12,323
Hotel revenues	5,917	2,575	30,806
Other operating income	397	553	1,937
Total revenues and other income	36,442	36,573	160,103

Expenses:
Operating, maintenance, and management fees	(10,473)	(11,182)	(45,833)
Real estate taxes and insurance	(5,024)	(5,289)	(20,768)
Hotel expenses	(5,111)	(3,390)	(20,990)
Total expenses	(20,608)	(19,861)	(87,591)
Gross profit	15,834	16,712	72,512

Fair value adjustment of investment properties, net	10,137	8,634	87,999
Depreciation	(790)	(738)	(3,102)
Equity in loss of unconsolidated joint ventures	(1,156)	(3,059)	(17,631)
Asset management fees to affiliate	(3,127)	(3,852)	(14,012)
Impairment charges on goodwill	—	—	(2,808)
General and administrative expenses	(1,336)	(639)	(4,777)
Operating profit	19,562	17,058	118,181

Transaction and related costs	(108)	—	(397)
Finance income	46	45	194
Finance (loss) income from financial assets at fair value through profit or loss	(5,134)	13,506	38,289
Finance expenses	(9,754)	(10,163)	(41,422)
Gain (loss) on extinguishment of debt	2,367	—	(4,757)
Foreign currency transaction adjustments, net	7,265	8,346	(7,445)
Net income	$14,244	$28,792	$102,643

Net income attributable to owner	$13,276	$29,712	$106,863
Net income (loss) attributable to non-controlling interests	968	(920)	(4,220)
Net income	$14,244	$28,792	$102,643
Total comprehensive income	$14,244	$28,792	$102,643

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income	—	13,276	—	13,276	968	14,244
Total comprehensive income	—	13,276	—	13,276	968	14,244
Distribution declared to Owner	—	(20,000)	—	(20,000)	—	(20,000)
Balance at March 31, 2022	$693,554	$264,724	$43,074	$1,001,352	$27,544	$1,028,896

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2021	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647
Net income (loss)	—	29,712	—	29,712	(920)	28,792
Total comprehensive income (loss)	—	29,712	—	29,712	(920)	28,792
Non-controlling interest contributions	—	—	—	—	20	20
Balance at March 31, 2021	$693,554	$224,297	$41,631	$959,482	$34,977	$994,459

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	U.S. dollars in thousands

Balance at December 31, 2020	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647
Net income (loss)	—	106,863	—	106,863	(4,220)	102,643
Total comprehensive income (loss)	—	106,863	—	106,863	(4,220)	102,643
Distribution to Owner	—	(30,000)	—	(30,000)	—	(30,000)
Non-controlling interests contributions	—	—	—	—	183	183
Non-controlling interests buyout	—	—	1,443	1,443	(5,264)	(3,821)
Balance at December 31, 2021	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2022	2021	2021
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net income	$14,244	$28,792	$102,643
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in loss of unconsolidated joint ventures	1,156	3,059	17,631
Fair value adjustment on investment properties, net	(10,137)	(8,634)	(87,999)
Depreciation	790	738	3,102
Impairment charges on goodwill	—	—	2,808
Transaction and related costs	108	—	397
(Gain) loss on extinguishment of debt	(2,367)	—	4,757
Deferred rent	(1,051)	(1,211)	(2,230)
Credit loss on financial assets	597	750	3,317
Finance expenses	9,754	10,187	41,422
Finance income	(46)	(45)	(194)
Finance loss (income) from financial assets at fair value through profit or loss	5,134	(13,506)	(38,289)
Foreign currency transaction (gain) loss, net	(7,265)	(8,346)	7,445
	10,917	11,784	54,810
Changes in assets and liabilities:
Restricted cash	(2,336)	792	(885)
Rents and other receivables	(590)	57	(80)
Prepaid expenses and other assets	(1,373)	(1,733)	(1,068)
Accounts payable and accrued liabilities	(638)	(3,756)	(646)
Rental security deposits	889	63	176
Due to affiliates	1,979	2,252	(966)
Other liabilities	(2,915)	55	635
Lease incentive additions	182	(484)	1,014
	(4,802)	(2,754)	(1,820)
Net cash provided by operating activities	6,115	9,030	52,990

Cash Flows from Investing Activities:
Acquisitions of investment properties	—	(2,037)	(4,818)
Improvements to investment properties	(6,253)	(4,789)	(21,705)
Proceeds from sales of investment properties, net	9,468	166	194,711
Additions to property plant and equipment - hotels	(57)	(6)	(352)
Investment in unconsolidated joint venture	(1,500)	(1,180)	(10,555)
Distribution of capital from investment in unconsolidated joint venture	142	—	—
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	—	14,439	14,439
Purchase of interest rate cap	(506)	(18)	(18)
Proceeds from disposition of foreign currency collars	—	—	1,198
Finance income received	45	46	193
Dividend income received from financial assets at fair value through profit or loss	4,595	2,943	7,629
Funding for development obligations	—	—	(4,427)
Advances to affiliate	(1,201)	—	(7,039)
Restricted cash released (deposited) for capital expenditures	1,308	(4,067)	—
Net cash provided by investing activities	6,041	5,497	169,256

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2022	2021	2021
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$53,758	$97,125	358,931
Principal payments on notes and bond payable	(64,136)	(61,300)	(473,133)
Payments of deferred financing costs	(861)	(1,054)	(8,463)
Interest paid	(11,122)	(11,448)	(35,066)
(Contribution) release of restricted cash for debt service obligations	(2,500)	(358)	943
Non-controlling interests contributions	—	20	183
Non-controlling interests buyout	—	—	(3,819)
Dividends to Owner	(11,250)	(1,150)	(41,758)
Other financing proceeds, net	—	2,367	2,367
Net cash (used in) provided by financing activities	(36,111)	24,202	(199,815)
Effect of exchange rate changes on cash and cash equivalents	(136)	(1,635)	1,397
Net (decrease) increase in cash and cash equivalents	(24,091)	37,094	23,828
Cash and cash equivalents, beginning of period	83,215	59,387	59,387
Cash and cash equivalents, end of period	$59,124	$96,481	$83,215

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$2,685	$3,906	$2,660
Distribution payable to Owner	$8,750	$10,608	$—

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of March 31, 2022 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2021 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company has three reporting segments: 1) strategic opportunistic properties 2) single-family homes and 3) hotels.

COVID-19 has significantly disrupted economic markets and impacted commercial activity worldwide, including the US, and the prolonged economic impact is uncertain. Because the Company’s property investments are located in the United States, COVID-19 has had an impact to our properties and operating results, including reduced occupancy, as well as increased the cost of operation. Customers and potential customers of the properties could be affected by the disruption caused by COVID-19.

As of March 31, 2022, the Company owned eight office properties, one office portfolio consisting of two office buildings and 14 acres of undeveloped land, encompassing, in the aggregate, approximately 3.2 million rentable square feet. As of March 31, 2022, these properties were 73% occupied. In addition, the Company owned one residential home portfolio consisting of 1,814 single-family homes and encompassing approximately 2.5 million rental square feet and two apartment properties, containing 609 units and encompassing approximately 0.5 million rentable square feet, which were 92% and 96% occupied, respectively as of March 31, 2022. As of March 31, 2022, the Company also owned two hotel properties with an aggregate of 649 rooms and three investments in undeveloped land with approximately 800 developable acres and one office/retail development property.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICY

Basis of presentation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES

As of March 31, 2022, the Company’s investments in unconsolidated entities were composed of the following (dollars in thousands):

	Number of Properties as of March 31, 2022			Investment Balance as of
Joint Venture		Location	Ownership %	March 31, 2022
110 William Joint Venture(1)	1	New York, New York	60.0%	$85,113
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	84,313
Pacific Oak Opportunity Zone Fund I	3	Various	46.0%	27,215
PORT II OP LP	251	Various	91.9%	12,440
				$209,081

(1) Subsequent to March 31, 2022, the 110 William Joint Venture extended the maturity date of the mortgage loan to June 8, 2022.

The Company does not attach the financial statements of its joint ventures since their reports are insignificant to the Company's financial statements.

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of March 31, 2022 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2021. The fair value of the debentures payable as of March 31, 2022 was approximately $262.5 million (844.1 million NIS).

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of March 31, 2022, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of March 31, 2022 was $1.0 billion; (ii) the Net Adjusted Debt to Net Adjusted Cap was 51%; (iii) the Adjusted NOI was $87.5 million for the trailing twelve months ended March 31, 2022; and (iv) the consolidated scope of projects was $0 as of March 31, 2022.
As of March 31, 2022, the Company had a working capital shortfall amounting to $56.4 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem. See note 7, subsequent events - notes payable refinancing, for more information.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    FINANCIAL INSTRUMENTS (CONTINUED)

The Company's investments in real estate equity securities are carried at their estimated fair value based on quoted market prices (Level 1) for the securities. Unrealized gains and losses are reported in finance (loss) income from financial assets at fair value through profit or loss.
NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The selected financial information for the reporting segments as of and for the three months ended March 31, 2022 and 2021 and as of and the year ended December 31, 2021 is as follows (in thousands):

	March 31, 2022
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,249,604	$282,029	$—	$1,531,633
Property plant and equipment - hotels, net	$—	$—	$132,779	$132,779
Total assets	$1,646,826	$309,751	$149,809	$2,106,386
Total liabilities	$853,502	$138,794	$85,194	$1,077,490

	Three months ended March 31, 2022
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$24,617	$5,908	$5,917	$36,442
Gross profit	$12,235	$2,793	$806	$15,834
Finance expenses	$6,794	$1,510	$1,450	$9,754

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	March 31, 2021
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,399,290	$220,757	$—	$1,620,047
Property plant and equipment - hotels, net	$—	$—	$135,530	$135,530
Total assets	$1,824,951	$233,192	$146,867	$2,205,010
Total liabilities	$992,557	$130,278	$87,716	$1,210,551

	Three months ended March 31, 2021
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,526	$5,472	$2,575	$36,573
Gross profit (loss)	$14,962	$2,565	$(815)	$16,712
Finance expenses	$7,117	$1,566	$1,480	$10,163

	December 31, 2021
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,272,138	$252,851	$—	$1,524,989
Property plant and equipment - hotels, net	$—	$—	$133,512	$133,512
Total assets	$1,666,098	$292,778	$155,714	$2,114,590
Total liabilities	$853,028	$140,205	$86,705	$1,079,938

	Year ended December 31, 2021
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$106,645	$22,652	$30,806	$160,103
Gross profit (loss)	$51,876	$10,820	$9,816	$72,512
Finance expenses	$28,934	$6,544	$5,944	$41,422

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Recent Real Estate Sale - Greenway Buildings

On January 24, 2022, the Company, through an indirect wholly owned subsidiary, sold two office buildings related to the Richardson Portfolio and containing 141,950 rentable square feet in Richardson, Texas (“Greenway Buildings”) to a purchaser unaffiliated with the Company or to Pacific Oak Capital Advisor, LLC, the Company’s advisor, for $11.0 million, before closing costs and credits. The fair value of the Greenway Buildings as of the disposition date was $14.4 million and the sale resulted in a $3.9 million loss recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss. In connection with the sale of the Greenway Buildings, the Company repaid $9.1 million of the outstanding principal balance due under the mortgage loan secured by the Greenway Buildings.

Recent Refinancing - Lincoln Court and Crown Pointe

During the three months ended March 31, 2022, the Company refinanced two of its notes payable. Lincoln Court extended the maturity date to August 1, 2022. Crown Pointe extended the maturity date to April 1, 2025.

Real Estate Purchase and Sale Contract - Park Highlands Land

On November 11, 2021, the Company, through an indirect wholly owned subsidiary, entered into a purchase and sale agreement, as amended, to sell 238 developable acres of undeveloped land located in North Las Vegas, Nevada (“Park Highlands”) for gross sales proceeds of approximately $123.9 million, before closing costs and credits. The due diligence period expired on February 23, 2022 and the buyer’s deposit of $13.5 million is no longer refundable and is recognized as restricted cash on the consolidated statements of financial position within Restricted cash. This deposit is held in an escrow account and will become available once the sale is completed in 2023. Following the sale, the Company is expected to own approximately 522 developable acres of Park Highlands.

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.

Georgia 400 Mortgage Loan Deposit

On April 4, 2022, the Company paid a deposit of $20.4 million to the lender of the Georgia 400 Center Mortgage Loan as a result of being out of compliance with the debt service coverage requirement and required a cash sweep.

Additional Series B Debentures Issuance

On May 2, 2022, the Company raised approximately $95.3 million (approximately 320.4 million Israeli new Shekels at a price of 0.96 for every 1) of additional Series B Debentures to Israeli investors pursuant to a private offering registered with the Israel Securities Authority. The Series B Debentures would be identical in the terms and pari passu to the existing bonds.
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